UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 25, 2012
Date of report (Date of earliest event reported)

GREENLIGHT CAPITAL RE, LTD.
(Exact name of registrant as specified in charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-33493 (Commission file number)	N/A (IRS employer identification no.)

65 Market Street, Suite 1207, Jasmine Court, Camana Bay, P.O. Box 31110 Grand Cayman, Cayman Islands (Address of principal executive offices)		KY1-1205 (Zip code)

(345) 943-4573
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 30, 2012, Greenlight Capital Re, Ltd. (the "Registrant") issued a press release announcing its financial results for the first quarter ended March 31, 2012. A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 2.02 (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Registrant held its 2012 Annual General Meeting of Shareholders on April 25, 2012. Pursuant to the Registrant’s Third Amended and Restated Articles of Association (the "Articles of Association"), each Class A ordinary share is entitled to one vote per share and each Class B ordinary share is entitled to ten votes per share; provided, however, that the total voting power of the issued and outstanding Class B ordinary shares shall not exceed 9.5% of the total voting power of all issued and outstanding ordinary shares. Since, on the record date of the 2012 Annual Meeting of Shareholders, the total voting power of the issued and outstanding Class B ordinary shares exceeded 9.5% of the total voting power, the voting power of the Class B ordinary shares was reduced with the excess being allocated to the Class A ordinary shares in accordance with Article 53 of the Articles of Association. In addition, the Articles of Association provide that no holder of Class A ordinary shares shall be permitted to acquire an amount of shares which would cause any person to own 9.9% or more of the total voting power of the issued and outstanding ordinary shares. Therefore, the excess voting power from the Class B ordinary shares allocated to the Class A ordinary shares and the Class A ordinary shares allocated to other Class A ordinary shares were restricted to 9.9% for each holder of Class A ordinary shares with the excess being allocated to the other holders of Class A ordinary shares in accordance with Article 54 of the Articles of Association.

The following tables summarize the final voting results after adjustment of the voting power. For more information on the following proposals, see the Registrant's Proxy Statement dated March 8, 2012.

(1) The following eight persons were elected Directors of the Registrant by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2013.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Alan Brooks	47,730,978	388,054	19,514	20,049,661	8,818,517	—	—	—
David Einhorn	36,175,501	11,956,704	6,340	20,049,661	8,818,517	—	—	—
Leonard Goldberg	35,357,541	12,762,184	18,820	20,049,661	8,818,517	—	—	—
Barton Hedges	37,402,938	10,717,620	17,988	20,049,661	8,818,517
Ian Isaacs	31,280,196	16,839,099	19,250	20,049,661	8,818,517	—	—	—
Frank Lackner	47,513,890	607,917	16,739	20,049,661	8,818,517	—	—	—
Bryan Murphy	45,947,080	2,158,225	33,240	20,049,661	8,818,517	—	—	—
Joseph Platt	45,841,139	2,264,167	33,240	20,049,661	8,818,517	—	—	—

(2) The following eight persons were elected Directors of Greenlight Reinsurance, Ltd. by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2013.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Alan Brooks	47,725,717	278,305	134,523	20,049,661	8,818,517	—	—	—
David Einhorn	46,184,118	1,830,304	124,124	20,049,661	8,818,517	—	—	—
Leonard Goldberg	46,168,877	1,834,313	135,356	20,049,661	8,818,517	—	—	—
Barton Hedges	47,403,509	600,514	134,523	20,049,661	8,818,517
Ian Isaacs	44,288,744	3,714,016	135,786	20,049,661	8,818,517	—	—	—
Frank Lackner	47,508,352	495,671	134,523	20,049,661	8,818,517	—	—	—
Bryan Murphy	46,019,757	1,970,262	148,527	20,049,661	8,818,517	—	—	—
Joseph Platt	45,910,938	2,079,081	148,527	20,049,661	8,818,517	—	—	—

(3) The following six persons were elected Directors of Greenlight Reinsurance Ireland, Ltd. by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2013.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Leonard Goldberg	46,287,768	1,831,957	18,820	20,049,661	8,818,517	—	—	—
Philip Harkin	47,850,765	269,793	17,988	20,049,661	8,818,517
Barton Hedges	47,548,723	573,084	16,739	20,049,661	8,818,517	—	—	—
Frank Lackner	47,716,822	403,736	17,988	20,049,661	8,818,517	—	—	—
David Maguire	47,839,389	282,972	16,185	20,049,661	8,818,517	—	—	—
Brendan Tuohy	47,840,624	281,183	16,739	20,049,661	8,818,517	—	—	—

(4) The shareholders ratified the appointment of BDO USA, LLP to serve as the independent auditors of the Registrant for the fiscal year ending December 31, 2012.

	Class A	Class B
For	67,704,325	8,818,517
Against	453,236	—
Abstain	30,646	—
Broker non-votes	—	—

(5) The shareholders ratified the appointment of BDO Cayman Ltd. to serve as the independent auditors of Greenlight Reinsurance, Ltd. for the fiscal year ending December 31, 2012.

	Class A	Class B
For	67,688,624	8,818,517
Against	447,459	—
Abstain	52,124	—
Broker non-votes	—	—

(6) The shareholders ratified the appointment of BDO, Registered Auditors in Ireland, to serve as the independent auditors of Greenlight Reinsurance Ireland, Ltd. for the fiscal year ending December 31, 2012.

	Class A	Class B
For	67,692,089	8,818,517
Against	451,610	—
Abstain	44,508	—
Broker non-votes	—	—

(7) The shareholders approved the compensation of the Registrant's executive officers pursuant to the compensation disclosure rules of the Securities and Exchange Commission, or "say-on-pay" votes.

	Class A	Class B
For	33,841,647	8,818,517
Against	11,796,887	—
Abstain	2,500,012	—
Broker non-votes	20,049.661	—

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Earnings press release, "Greenlight Re Announces First Quarter End 2012 Financial Results", dated April 30, 2012, issued by the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENLIGHT CAPITAL RE, LTD.
(Registrant)

By:	/s/ Tim Courtis
Name:	Tim Courtis
Title:	Chief Financial Officer
Date:	April 30, 2012